UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 29, 2003


                           FIRST COLONIAL GROUP, INC.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                   000-11526              23-2228154
         ------------              -------------------      ------------------
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)






                 76 S. Main Street
                   Nazareth, PA                                18064
     ----------------------------------------            -------------------
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (610) 746-7300
                                                   -----------------------------

                                 Not Applicable
                         (Former name or former address,
                -----------------------------------------------
                          if changed since last report)



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 Item 5.          Other Events
                  -------------

         The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the financial statements of First Colonial Group, Inc. (the "Company") and its subsidiaries, and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). This Current Report on Form 8-K, may contain certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties and any one or a combination of these risks could have a material adverse effect on the Company's business, financial condition and results of operations. The Company disclaims any intent or obligation to update these forward-looking statements.

         The annual meeting of shareholders of the Company will be held on October 1, 2003, which is more than 30 calendar days after the anniversary of the Company's 2002 annual meeting. Holders of the Company's common stock as of August 7, 2003 will be entitled to vote at the 2003 annual meeting. As a result, the deadline for submissions of shareholder proposals relating to the 2003 annual meeting has changed from the dates specified in last year's proxy statement.

         Under the Company's Bylaws, as amended, and pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, shareholder proposals must be received a reasonable time before the Company begins to print and mail its proxy materials. Shareholder proposals with respect to the 2003 annual meeting of shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of the Company not later than the close of business on August 10, 2003. Any such proposals must be in writing and sent either by personal delivery, nationally-recognized express mail or United States mail, postage prepaid to First Colonial Group, Inc., 76 South Main Street, Nazareth, Pennsylvania 18064, Attn: Secretary.

         Each nomination or proposal must include the information required by the Bylaws. Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8, and any applicable requirements set forth in the Bylaws. All late or nonconforming nominations and proposals may be rejected by the officer presiding at the 2003 annual meeting. If a shareholder does not submit a proposal to the Company by August 10, 2003:

     o The Company will not have to consider such proposal for inclusion in the Company's proxy statement relating to the 2003 annual meeting of shareholders;

     o The Company will not be required to consider such proposal at the 2003 annual meeting; and

     o In the event such proposal is submitted for a vote at the 2003 annual meeting, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2003 annual meeting of shareholders to vote on such proposal.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRST COLONIAL GROUP, INC.



Date:  July 29, 2003                By:  /s/ Reid L. Heeren
                                        ----------------------------------------
                                         Name:  Reid L. Heeren
                                         Title:    Vice President and Treasurer






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